USAA Money Market FUND
 (USAXX)
Summary Prospectus
December 1, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/ prospectus. You also can get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated December 1, 2016, are incorporated herein by reference.

Investment Objective
The USAA Money Market Fund (the Fund) seeks the highest income consistent with preservation of capital and the maintenance of liquidity.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.24%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.38%
Total Annual Operating Expenses	0.62%(a)
(a)The expense information in the table has been restated to reflect current fees; and the total annual operating expenses for the Fund does not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund and do not include the restatement of current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.
1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774
Principal Investment Strategy
The Fund invests its assets in high-quality, U.S. dollar-denominated, short-term debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7). Accordingly, the Fund restricts its investments to instruments that meet certain maturity and quality requirements under Rule 2a-7. Generally, such investments will be limited to a security with a remaining maturity of 397 calendar days or less that is determined to present minimal credit risk; issued by a money market fund; or issued or guaranteed by the U.S. government or any agency or instrumentality thereof.
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results.
Credit risk is expected to be low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.
The Fund also is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates, changes in supply and demand for investment securities, or other market factors. If interest rates increase, the yield of the Fund may increase, which may likely increase its total return. If interest rates decrease, the yield of the Fund may decrease, which may decrease the Fund’s total return. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to money market fund regulations (2014 Amendments). Under the 2014 Amendments, money market funds that qualify as “retail” (retail money market funds) or “government” (government money market funds) are permitted to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value (NAV) per share. The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.
In addition, as a retail money market fund the Fund may impose liquidity fees on redemptions and/or temporarily suspend redemptions (gates) if the Fund’s weekly liquid assets fall below certain thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate also would delay your ability to redeem your investments in the Fund.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year over the past 10 years. The table shows the Fund’s average annual total returns for the periods indicated.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.23%	December 31, 2006
Lowest Quarter Return	0.00%	December 31, 2015
Year-to-Date Return	0.02%	September 30, 2016

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2015

Past 1 Year	Past 5 Years	Past 10 Years
0.01%	0.01%	1.31%
Investment Adviser
USAA Asset Management Company (AMCO or Adviser)
Portfolio Manager
Anthony M. Era, Jr., Vice President of Money Market Funds, has managed the Fund since October 2006.
Purchase and Sale of Shares
You may purchase or sell shares of the Fund through a USAA investment account on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $1,000. The minimum initial purchase is waived with the establishment of a $50 monthly systematic investment.
■	Minimum subsequent investment: $50 (Except on transfers from brokerage accounts, which are exempt from the minimum.)
Investments in the USAA Money Market Fund are limited to natural persons. If the Fund later determines that a shareholder is not a natural person, that shareholder will be provided at least 60 days’ written notice and then redeemed out of the Fund. The Fund may impose liquidity fees or temporarily suspend redemptions (gates) if the Fund’s weekly liquid assets fall below certain thresholds, such as during times of market stress.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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